SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (date of earliest event reported) February 1, 1995


                     CINCINNATI MILACRON INC.
         (Exact name of registrant as specified in charter)



       Delaware               1-8475               31-1062125
(State or other          (Commission File        (I.R.S. Employer
jurisdiction of           Number)                 Identification
incorporation)                                    No.)



  4701 Marburg Avenue, Cincinnati, Ohio               45209
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (513) 841-8100



                              NONE
  (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

          On February 1, 1995 (the "Closing Date") pursuant to the Stock Purchase Agreement dated as of November 28,
          1994 (the "Purchase Agreement"), Cincinnati Milacron
          Inc. (the "Registrant"), through its subsidiaries, acquired the capital stock of Krupp Widia GmbH, a German corporation ("Widia") from Fried. Krupp AG
          Hoesch-Krupp, a German corporation (the "Seller").
          (The Registrant acquired 99.92% of Widia's capital stock and B.T. Foreign Investment Corp. holds the remainder.) Widia is engaged in the business of manufacturing, assembling, selling and distributing metal cutting products including carbide inserts and steel insert holders, carbide die and wear products, and industrial magnets. The purchase includes Widia's 51% interest in Widia (India), Ltd., a public company ("Widia-India").
          A copy of the Purchase Agreement is filed herewith as
          Exhibit 2.1 and reference is made thereto for the complete terms and conditions thereof.

          The total purchase price, including assumed debt and liabilities of approximately 33,000,000 DM is approximately 154,000,000 DM (approximately $99,000,000 using the exchange rate in effect on the Closing Date). Included in the assumed debt and liabilities is approximately 19,000,000 DM (approximately $12,000,000) of debt owed by Widia-India. The Registrant obtained the purchase price through or in connection with an amendment to its revolving credit facility with its existing bank group, which was amended prior to the Closing Date to increase the Total Revolving Loan Commitment from $130,000,000 to $200,000,000 and to allow up to $100,000,000 of such amount to be drawn in Deutsch Marks (a copy of the Amended and Restated Revolving Credit Agreement dated as of December 31, 1994 is filed herewith as Exhibit 99.1 and reference is made thereto for the complete terms and conditions thereof (including the identity of the parties thereto)). 125,000,000 DM (approximately $80,000,000)
          of the Total Revolving Loan Commitment was drawn in connection with the acquisition.

          No material relationship exists between the Seller and the Registrant or any of its affiliates, directors or officers, or any associate of any such directors or officers.

          Widia is one of the world's leading producers of metal cutting products including carbide inserts and steel insert holders. Widia is also a leading supplier of carbide die and wear products and industrial magnets. The Registrant intends to operate Widia as a wholly-owned subsidiary of the Registrant and to have Widia continue to use a majority of its plant, equipment and other physical property substantially as it did prior to the Closing Date.

          The Press Release of the Registrant dated February 1,
          1995, announcing the completion of the acquisition described above is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

          It is impracticable to provide the required financial statements and pro forma financial information at this time. The required financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but not later than April 17, 1995, as required by Item 7(a)(4) of the General Instructions.

The following Exhibits are included with this Form 8-K.




Exhi-
bit
Number

Description of Exhibit

Sequential
   Page
Number


2.1
Stock Purchase Agreement dated as
of November 28, 1994, between
Cincinnati Milacron B.V., a Dutch
corporation, Cincinnati Milacron
Kunststaffmaschinen Europe GmbH, a
German corporation and Fried.
Krupp A.G. Hoesch-Krupp, a German
corporation (Schedules and
Exhibits have been omitted
pursuant to Rule 6.01(b)(2) of
Regulation S-K.  Such Schedules
and Exhibits are listed and
described in the Stock Purchase
Agreement.  The Registrant hereby
agrees to furnish to the
Securities and Exchange
Commission, upon its request, any
or all of such omitted Schedules
and Exhibits).



99.1
Amended and Restated Revolving
Credit Agreement dated as of
December 31, 1994 among Cincinnati
Milacron Inc., Cincinnati Milacron
Kunststaffmaschinen Europe GmbH,
the lenders listed therein and
Bankers Trust Company, as agent.



99.2
Press release of the Registrant
dated February 1, 1995.

                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CINCINNATI MILACRON INC.



Date:  February 14, 1995           By: /s/ Ronald D. Brown
                                   Ronald D. Brown
                                   Vice President - Finance




SECURITIES AND EXCHANGE C       OMMISSION
Washington, D.C. 20549




                        EXHIBITS
                    Volume I



                        Filed with Form 8-K


                        Date of Report:  February        1, 1995



                        Current Report Under the       Securities
Exchange Act of 1934









                        CINCINNATI MILACRON INC.